Exhibit 99.2 INVESTOR PRESENTATION Q4 2023 Steven E. Shelton Thomas A. Sa CEO President, CFO & COO

FORWARD-LOOKING STATEMENTS During the course of the presentation and any transcript that may result, written or otherwise, California BanCorp (the “Company”) may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks. Although the Company may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. The Company undertakes no obligation to release publicly the results of any revisions to the forward-looking statements included herein to reflect events or circumstances after today, or to reflect the occurrence of unanticipated events. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

OVERVIEW OF CALIFORNIA BANCORP FOCUSED REGIONAL OFFICE FOOTPRINT COMPANY OVERVIEW ► Established in 2007 as a relationship focused commercial business bank serving Northern California with $1.99 billion in assets and a (1) market capitalization of ~$208 million ► Majority of executive management joined the bank at inception ► Significant commercial core deposit base ► Primary relationship managers with average banking experience of over 25 years and average loan books of $45 million ► Positioned to leverage recent investments to enhance our platform and extend our markets Walnut Creek FINANCIAL SNAPSHOT – 12/31/23 Balance Sheet ($mm) Q4 2023 Profitability (%) Assets 1,986 ROAA 1.07 Loans 1,560 ROATCE 11.31 Deposits 1,625 Net Interest Margin 3.88 Tangible Equity 189 Efficiency Ratio 61.36 Loans/ Deposits (%) 96% Cost of Deposits 2.15 Loan Composition (%) Deposit Composition (%) C&I Loans / Gross Loans 40.2 DDA/ Total Deposits 40.4 CRE Loans / Gross Loans 54.5 Core Deposits/ Total Deposits 80.9 ► Headquarters/Regional Office in Oakland Capital Ratios ► Regional Offices in San Jose, Walnut Creek and Sacramento (Consolidated) (%) Credit Metrics (%) ► Branch services in Walnut Creek TCE / TA 9.55 NPAs / Loans & OREO 0.24 Leverage Ratio 9.61 NPAs / Assets 0.19 Tier 1 Ratio 9.53 Reserves / Gross Loans 1.03 (1) Based on CALB’s stock price of $24.76 as of 12/29/2023 TRBC Ratio 13.16 NCOs / Avg. Loans 0.00 3

INVESTMENT HIGHLIGHTS Branch light, commercial Experienced management focused business bank with team and seasoned C&I Proven organic and strong middle market relationship teams with strong acquisitive growth story relationships throughout ties to the local markets Northern California Strong earnings outlook as Quality core deposit Disciplined underwriting franchise and commercial standards with best-in-class efficiencies from investments are realized relationship strategy asset quality metrics 4 3 th 4 QUARTER 2023 HIGHLIGHTS § Net income of $5.3 million Continued Strong § Diluted EPS of $0.63 Financial Performance § ROA of 1.07%, ROE of 10.88% and NIM of 3.88% § Total deposits decreased slightly from end of prior quarter Stable Deposit Base § Noninterest-bearing deposits remain above 40% of total deposits § Decline in noninterest-bearing deposits largely related to seasonal outflows § Total loans declined slightly from end of prior quarter as conservative underwriting criteria and pricing discipline result in lower loan production Conservative Approach to § New loan production primarily coming from full banking relationships that provide New Loan Production operating deposit accounts and high quality lending opportunities § Strong financial performance and prudent balance sheet management drives Increases in Capital Ratios and increases in all capital ratios from end of prior quarter Tangible Book Value § TBV/share increased 3.3% during 4Q23 and 14% during 2023 § Non-performing assets to total assets remain low at 0.19% with increase from prior quarter driven by one loan that is well secured and has strong guarantor support Continued Strong § Net recoveries in the quarter Asset Quality § Allowance to NPLs of 424% 5

BRANCH LIGHT, COMMERCIAL FOCUSED BUSINESS BANK LOAN GROWTH BUSINESS MODEL OVERVIEW $2,000 2015 – 2023 CAGR ► Middle market commercial banking focus Total gross loans = 14.8% $1,500 $2 • Privately owned companies with $30 million - $300 million in Gross loans (ex. PPP) = 14.8% $73 annual revenue $306 $1,000 • Clients with minimum lending relationships of $2 million or $1 $1,591 $1,560 $1,304 million in deposits $1,063 $500 $950 $847 $733 $628 $518 $0 ► Portfolio managed over the long term to ~40% C&I loans 2015 2016 2017 2018 2019 2020 2021 2022 2023 and ~40% noninterest-bearing deposits Gross Loans (ex. PPP) PPP Loans ► Investing in other asset generating business lines • Asset-Based Lending division established in July 2011 • Practice Acquisition division established in March 2011 DEPOSIT GROWTH • Construction division established December 2015 • Sponsor Finance division established in February 2020 $2,000 2015 – 2023 $1,800 CAGR = 14.7% $1,792 $1,600 ► Strong core commercial deposit generation strategy $1,680 $1,625 $1,400 $1,532 • Utilize technology with minimal branches $1,200 • Provide commercial cash management services to middle $1,000 market clients $988 $800 $874 • Dedicated treasury management sales team and platform $600 $760 $650 $400 $542 $200 $0 2015 2016 2017 2018 2019 2020 2021 2022 2023 Dollars in millions Data as of 12/31 for each respective year 6

TAKING SHARE FROM NATIONAL/REGIONAL BANKS PRODUCT AND SERVICE DIFFERENTIATION OUR “TYPICAL CLIENT” Combine Capabilities of a Big Bank with the $8 M ~$75 M $3 M High Service Levels of a Community Bank revolving line in annual equipment with $3 M average ► Attract top talent with deep market experience to compete revenue term loan outstanding against and win business from large banks ► Professional team with a consultative delivery process $5 M $5 M $3 M ► Invest in systems, tools, and technology for success in niche markets money market commercial real demand deposit accounts to hold ► Offer clients access to key decision makers estate loan operating account surplus deposits ► Ability to execute quickly, with market leading responsiveness Fee income driven by commercial portfolio account analysis and treasury management services INDUSTRY & SPECIALTY LENDING FOCUS Commercial Banking Focused on Four Core Industries Manufacturing and Professional Contractor Investor CRE Distribution Specialty Lending Groups Practice Asset Based Sponsor Construction Acquisition Lending Finance 7

EXPERIENCED MANAGEMENT TEAM ► Previously served as an Executive Vice President of the Bank primarily responsible for managing production since the Bank’s founding in 2007 Years at CALB: 16 Steven E. Shelton, Age : 58 ► Served for thirteen years in various executive management positions including President of Years in Industry: 37 CEO CivicBank of Commerce ► More than 30 years’ experience in executive finance and risk management roles, most recently Joined 2019 serving as Chief Risk Officer for Western Alliance Bank. Thomas A. Sa, Age: ► Previously served in various executive and director roles at Bridge Bank and its holding company 57 President, CFO & COO Years in Industry: 33 Bridge Capital Holdings (BBNK), including Chief Financial Officer and Chief Strategy Officer. ► Previously served as Deputy Chief Credit Officer and part of senior management from 2007 to 2018 Vivian Mui, Years at CALB: 16 Age Age : 84 : 40► 17 years of experience in various positions including lending and credit administration at SEVP & CCO Years in Industry: 20 Mechanics Bank Scott Myers Joined 2019 ► Veteran banker with more than 15 years banking experience in the Sacramento area Age : 49 SEVP & CLO ► Previously served as Wells Fargo Senior Vice President and Sacramento Region Manager Years in Industry: 25 ► Previously served as the Bank’s Executive Vice President & East Bay Market President Years at CALB: 16 Michele Wirfel, Age ► Has worked in financial management and commercial banking since 1991 in various executive : 51 SEVP & CBO Years in Industry: 30 management positions including regional manager for CivicBank of Commerce ► Previously served as a Senior Vice President and Chief Information Officer for North Bay Bancorp Tom M. Dorrance, Years at CALB: 16 Age ► Has worked in financial management and commercial banking since 1992 including I.T. : 57 SEVP Technology & Operations Years in Industry: 29 Manager at CivicBank of Commerce ► Served as Executive Vice President and CCO from 2007 through 2017 Years at CALB: 16 John Lindstedt, ► Previously served in various executive management positions including Executive Vice President Years in Industry: 53 SEVP & CCO Emeritus and Senior Lending Officer for Wells Fargo’s corporate bank and President & CCO of CivicBank of Commerce 8

DEMONSTRATED GROWTH TRACK RECORD SUCCESSFUL EXPANSION THROUGHOUT NORTHERN CALIFORNIA Launched Sponsor 2015 – 2023 Completed Holding Company formed Finance in February Completed $25.0 $4 million private placement expansion into Asset 2020 in June 2017 million private offering at $12.86 per share to the CAGR of Walnut Creek LPO opened offering of payoff SBLF in May 2016 Sacramento Listed on the common stock in 14.9% in July 2017 Region NASDAQ stock August 2018 Completed acquisition of Pan market in March 2020 Pacific Bank ($131 million in Completed assets) in December 2015 Completed $20 $35 million million sub-debt $16 million common stock sub-debt offering in offering at $9.90 per share to offering in September 2020 fund growth in June 2014 August 2021 Bank founded in March 2007 with Practice Acquisition $27.5 million in Division opened in $22.50 capital March 2011 $19.78 San Jose ABL Division $17.33 opened in July 2011 $15.77 $15.16 $14.20 $2,042 $2,015 $1,986 $12.01 $1,906 $11.16 $10.48 $10.19 $9.61 $8.90 $8.58 $8.21 $7.94 $7.04 $6.70 $1,152 $1,006 $866 $765 $653 $446 $365 $350 $53 $194 $240 $299 $137 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Dollars in millions Assets ($mm) TBVPS Tangible book value per share and capital offering price adjusted for historical stock splits 9 Data as of 12/31 for each respective year

STRONG CORE DEPOSIT BASE DEPOSIT COMPOSITION HISTORICAL DEPOSIT COMPOSITION Time deposits $1,792 $1,800 2015 – 2023 CAGR Demand 19% $1,680 $1,625 DDA: 14.3% deposits $1,532 $1,600 40% Total Deposits: 14.7% $1,400 $1,200 Money market $988 $1,000 Interest bearing & savings $874 $812 $771 deposits demand deposits $761 $800 39% 2% $673 45% $657 46% $650 $542 44% $600 40% DEPOSIT PORTFOLIO HIGHLIGHTS–12/31/23 $387 $352 $400 $315 $285 39% $225 40% ► Deposits decreased slightly during 4Q23 due to seasonal outflows 41% 44% $200 42% ► Core deposit base driven by commercial clients $0 • 95%+ of commercial relationships hold deposits at the bank 2015 2016 2017 2018 2019 2020 2021 2022 2023 • Core deposits comprise 81% of total deposits Total Deposits NIB Deposits ► Utilize remote deposit capture and commercial cash Cost of 0.23% 0.24% 0.35% 0.55% 0.81% 0.48% 0.27% 0.47% 2.15% management to generate and retain deposits Deposits Core 91% 94% 93% 94% 88% 87% 91% 85% 81% ► Treasury management division established in Q4-2019 Deposit Mix Dollars in millions Core deposits defined as total deposits less time deposits and brokered deposits. 10 Data as of 12/31 for each respective year

DIVERSIFIED COMMERCIAL LOAN PORTFOLIO (1) LOAN PORTFOLIO COMPOSITION HISTORICAL LOAN COMPOSITION 2017 – 2023 CAGR Other 3% $1,560 $1,593 $1,600 C&I: 11.2% $1,377 Construction 2% $1,369 Total Loans: 13.4% $950 $1,100 $847 $733 $635 $627 $474 $415 $600 $390 $341 Commercial 40% $329 CRE - Non-Owner 40% 40% 45% 41% Occupied 37% 30% 40% 34% $100 (41% (39% (36% ex.PPP) ex.PPP) ex.PPP) -$400 2017 2018 2019 2020 2021 2022 2023 Total Loans C&I Loans Yield on CRE - Owner 4.88% 5.09% 5.19% 4.22% 4.29% 4.96% 6.19% Loans Occupied 17% Loans / 96% 96% 89% 82% 89% 96% 97% Deposits (2) OPERATING LOC USAGE GROSS LOAN FUNDING VS. NET LOAN GROWTH $131 43% $150 $1,000 44% $800 42% $100 40% 40% $64 39% $43 $46 $600 40% $42 $24 $50 $889 $920 $884 37% $862 $400 38% $6 $380 $0 $366 $347 $333 $200 $327 36% -$11 -$14 $911 $0 34% -$50 -$34 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Commitment Amount Gross Balance Usage Gross Loan Funding Net Loan Growth Dollars in millions (1) Data as of 12/31 for each respective year 11 (2) Excludes PPP loans

NEW LOAN PRODUCTION IN 4Q23 (1) BOOKING NEW LOANS AT ATTRACTIVE RATES ► Funded new loans with balances of $64 million in 4Q23 compared to $46 million in 3Q23 and $131 million in 4Q22 ► Weighted average rate on newly funded loans was 8.86% in 4Q23 compared to 8.34% in 3Q23 and 6.72% in 4Q22 ► 4Q23 new loan dollar mix was 73% commercial, 22% CRE and 5% other (1) (1) NEW LOAN FUNDINGS WTD. AVG. RATE ON NEW LOANS $140 $1 8.86% $120 8.34% $45 8.41% $100 7.72% $80 6.72% $3 $60 $14 $0 $0 $0 $85 $40 $8 $7 $17 $47 $20 $38 $36 $25 $0 4Q22 1Q23 2Q23 3Q23 4Q23 Commercial CRE Other 4Q22 1Q23 2Q23 3Q23 4Q23 Dollars in millions (1) Excludes PPP loans 12

CRE LOAN PORTFOLIO – INVESTOR CRE CONSERVATIVELY UNDERWRITTEN PORTFOLIO WITH AVERAGE LTV OF 48.7% (1) (1) INVESTOR CRE BY PROPERTY TYPE INVESTOR CRE BY GEOGRAPHIC BREAKDOWN 4% 1% 15% Mobile Home Land Out of State Park 6% Multi-Family 32% 6% Retail 9% Other Other California 48% Bay Area 19% Industrial 28% 17% Sacramento 15% Office Mixed-Use (1) Data as a percent of total investor CRE, $579 million Data as of 12/31/2023 13

CRE LOAN PORTFOLIO – INVESTOR CRE: OFFICE (1) CRE PORTFOLIO COMPOSITION INVESTOR CRE OFFICE COMPOSITION CRE Office Investor - $100 million (6% of Total Loans) Medical/Dental - $40 million (2% of Total Loans) CRE Office OO - $75 million (5% of Total Loans) Office - $60 million (4% of Total Loans) CRE Other $674 million (43% of Total Loans) INVESTOR CRE NON-MEDICAL OFFICE PORTFOLIO HIGHLIGHTS (2) GEOGRAPHY ► Office CRE represents 11.2% of total loan portfolio with more Out of State - $1 million than 80% of credits being recourse loans (<1% of Total Loans) • Investor Office Non-Medical/Dental portfolio represents 4% of total portfolio Sacramento - $27 million ► No exposure to downtown San Francisco market (2% of Total Loans) Bay Area -$33 million ► Majority of credits are located in suburban markets with stable (2% of Total Loans) tenants like medical and dental practices ► Conservative underwriting criteria with low LTVs and high DCRs 14

COMMERCIAL LOAN PORTFOLIO WELL-DIVERSIFIED PORTFOLIO WITH FOCUS ON STRONG BORROWERS IN RECESSION RESISTANT INDUSTRIES (1) (2) COMMERCIAL LOAN PORTFOLIO COMMERCIAL – SPONSOR FINANCE 23% 3% 7% 11% All Others <4% 4% Other Management Misc. Retail Consulting Services Real Estate & Leasing 10% Home Health Care Services 4% 5% 9% Wholesale Other Food Manufacturing Other Computer Related Services 7% 48% Manufacturing Services 9% 5% 6% Gift, Novelty & Software Publishers Sovenir Retailers Info, Finance & Insurance 5% 9% Executive Search Other Schools and Services Instruction 7% 7% 21% Pharmacies and Mortgage and Contractors Drug Retailers Nonmortgage Loan Brokers SPONSOR FINANCE HIGHLIGHTS ► Weighted Average Senior Leverage: 2.32 ► Weighted Total Leverage: 3.02 ► Weighted Average FCCR: 2.06 (1) Data as a percent of total Commercial Loans, $626 million► Overall Credit Quality Trend: Stable (2) Data as a percent of total Sponsor Finance Loans, $220 million 15 Data as of 12/31/2023

ASSET QUALITY TRENDS (1) (1) RESERVES / LOANS NET CHARGE-OFFS (RECOVERIES) ($000S) $2,500 1.4% $2,000 1.2% 1.28% 1.27% $2,052 1.17% $1,872 1.0% $1,500 1.07% 1.03% 1.03% 1.02% 0.8% $851 $1,000 0.6% $500 $618 $149 0.4% $34 $0 0.2% -$65 -$500 0.0% 2017 2018 2019 2020 2021 2022 2023 2017 2018 2019 2020 2021 2022 2023 (2) NONPERFORMING ASSETS NCOS (RECOVERIES) / AVG. LOANS (%) $10 2.5% 0.75% $8 2.0% 0.50% 0.23% $6 1.5% 0.15% 0.25% 0.09% 0.01% 0.00% 0.00% $4 1.0% 0.00% 0.44% 0.00% -0.25% $2 0.5% 0.25% 0.24% 0.06% 0.19% 0.01% 0.01% -0.50% $0 0.0% 2017 2018 2019 2020 2021 2022 2023 -0.75% 2017 2018 2019 2020 2021 2022 2023 Nonaccruals NPAs / Total Assets (1) CECL Methodology adopted 1/1/2023 16 (2) Net charge-offs for 2020 were concentrated in 2Q20 related to non-systemic issues NPAs ($MM) NPAs /Total Assets

HISTORICAL PROFITABILITY TRENDS ROAA ROATCE $3.00 15% $2.56 $2.51 1.5% $2.50 13.76% 12% $2.00 $1.61 12.12% $1.19 1.0% $1.50 1.09% 1.08% 9% $0.85 $0.86 9.78% 9.37% $1.00 $0.53 7.71% $0.50 6% 0.68% 0.5% 0.69% 0.94% 5.87% 0.66% $0.00 3% -$0.50 0.25% 3.41% 0.0% -$1.00 0% 2017 2018 2019 2020 2021 2022 2023 2017 2018 2019 2020 2021 2022 2023 ROAA (%) EPS NET INTEREST MARGIN EFFICIENCY RATIO 100% 5% 80% 4% 4.15% 4.12% 4.09% 3.92% 77.3% 3.79% 73.5% 68.7% 60% 3% 66.7% 59.6% 59.8% 2.89% 57.0% 2.76% 40% 2% 1% 20% 0% 0% 2017 2018 2019 2020 2021 2022 2023 2017 2018 2019 2020 2021 2022 2023 17

Disciplined Expense Management Driving Greater Operating Leverage ► Investment phase in 2018-2019 (talent, product development, and technology) built highly leverageable infrastructure and strong commercial banking team ► Following investment phase, revenue growth rate has been well in excess of expense growth rate, resulting in greater operating leverage and increasing profitability OPERATING EXPENSES BEFORE CAPITALIZED LOAN ORIGINATION COSTS $12.5 $12.3 $13.0 $12.6 $12.7 $11.9 $12.3 $11.6 $11.9 $0.8 $1.0 $0.7 $0.7 $0.7 $1.1 $1.0 $1.1 $1.6 $12.2 $11.7 $11.8 $11.9 $11.6 $11.2 $10.9 $10.8 $10.0 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Total operating expenses, as reported Capitalized loan origination costs Dollars in millions 18

CAPITAL RATIOS – BANK ONLY TCE / TA LEVERAGE RATIO 16% 16% 12% 12% 12.14% 12.09% 11.31% 10.44% 10.95% 10.23% 10.42% 10.35% 9.51% 8% 8% 9.36% 8.02% 7.20% 4% 4% 0% 0% 2018 2019 2020 2021 2022 2023 2018 2019 2020 2021 2022 2023 TIER 1 RATIO TOTAL CAPITAL RATIO 16% 16% 12% 12.96% 12% 12.52% 12.32% 12.25% 11.79% 12.04% 11.40% 11.38% 10.94% 10.79% 10.54% 10.38% 8% 8% 4% 4% 0% 0% 2018 2019 2020 2021 2022 2023 2018 2019 2020 2021 2022 2023 Data as of 12/31 for each respective year Closed subordinated debt offerings to support consolidated capital ratios totaling $20 million in 2020 and $35 million in 2021 19

2024 OUTLOOK AND PRIORITIES High levels of capital, liquidity and reserves, along with conservatively EXCEPTIONALLY STRONG underwritten loan portfolio, positions company well to manage through BALANCE SHEET continued uncertain economic environment Capitalize on growing reputation and increased scale to continue CONTINUE ADDING adding new full banking relationships with clients that provide lower- TO CLIENT ROSTER cost deposits and high quality lending opportunities Past investments in talent and technology enable us to tightly manage expenses and realize more operating leverage while continuing to add EXPENSE MANAGEMENT talent in areas that provide high value opportunities Capitalize on improved treasury management platform to continue adding TREASURY MANAGEMENT new commercial relationships that drive higher levels of fee income Relatively neutral interest rate sensitivity should result in fairly stable net INTEREST RATE interest margin as interest rates change during 2024 RISK MANAGEMENT Strength of franchise and balance sheet, as well as strong momentum in new client additions, should result in continued strong financial performance PROFITABILITY in 2024 and further increase in franchise value in the years ahead 20

SUMMARY Northern California Strong commercial loan Experienced management commercial business bank portfolio with corresponding team and seasoned C&I with a disciplined approach commercial relationship relationship managers to credit underwriting deposits Keen focus on relationship Proven organic and core deposits in deposit rich acquisition growth industries capabilities 21 3

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